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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of Earliest Event Reported): January 15, 1998

                              U.S. HOME CORPORATION
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      1-5899                  21-0718930
(State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)          Identification No.)

                              1800 West Loop South
                              Houston, Texas 77027
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 877-2311

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
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Item 5.     Other Events.

            U.S. Home Corporation, a Delaware corporation, is filing this Form 8-K, including the documents attached as exhibits hereto, in connection with the offering and sale of its 7 3/4% Senior Notes due 2005 in an aggregate principal amount of $100,000,000 available under the Registration Statement on Form S-3 (Registration No. 333-31457), filed on July 17, 1997, as amended or supplemented.

Item  7.    Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits

Exhibit
   No.      Description of Document
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    1       Underwriting Agreement dated January 15, 1998 by and between U.S.
            Home Corporation and SBC Warburg Dillon Read Inc.

    4.1 Form of Officer's Certificate establishing the form and terms of U.S. Home Corporation's 7 3/4% Senior Notes due 2005.

    4.2 Officer's Certificate establishing the form and terms of U.S. Home Corporation's 8.25% Senior Notes due 2004.

    4.3 Officer's Certificate establishing the form and terms of U.S. Home Corporation's 8.88% Senior Subordinated Notes due 2007.

    10 Consent and Second Amendment to Credit Agreement, dated as of January 15, 1998, among U.S. Home Corporation, the Lenders party to the Credit Agreement dated as of May 28, 1997, as amended, and The First National Bank of Chicago, as Agent (the "Agent") and the Agent.

    12      Computation of the Ratio of Earnings to Fixed Charges.

    23      Consent of Independent Public Accountants.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    U.S. HOME CORPORATION


Date: January 16, 1998              By: /s/ Chester P. Sadowski
                                        --------------------------------
                                        Name:  Chester P. Sadowski
                                        Title: Vice President-Controller and
                                               Chief Accounting Officer


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                                INDEX OF EXHIBITS

 Exhibit                                                            Sequential
  Number                                                          Numbered Page
--------                                                          -------------

     1 Underwriting Agreement dated January 15, 1998 by and between U.S. Home Corporation and SBC
            Warburg Dillon Read Inc.

     4.1 Form of Officer's Certificate establishing the form and terms of U.S. Home Corporation's 7 3/4%
            Senior Notes due 2005.

     4.2 Officer's Certificate establishing the form and terms of U.S. Home Corporation's 8.25% Senior
            Notes due 2004.

     4.3 Officer's Certificate establishing the form and terms of U.S Home Corporation's 8.88% Senior
            Subordinated Notes due 2007.

     10     Consent and Second Amendment to Credit
            Agreement, dated as of January 15, 1998, among U.S. Home Corporation, the Lenders party to the Credit Agreement dated as of May 28, 1997, as amended, and The First National Bank of Chicago, as Agent
            (the "Agent") and the Agent.

     12     Computation of the Ratio of Earnings to Fixed Charges.

     23     Consent of Independent Public Accountants.


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